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                                  EXHIBIT 32.2

 Certification Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section
                      906 of the Sarbanes-Oxley Act of 2002

In connection with the annual report of West Bancorporation, Inc. on Form 10-K for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Douglas R. Gulling, Executive Vice President and Chief Financial Officer of West Bancorporation, Inc., certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that: (1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the report fairly presents, in all material respects, the financial conditions and results of operations of West Bancorporation, Inc.

March 3, 2005

/s/ Douglas R.Gulling
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Douglas R.Gulling
Executive Vice President and Chief Financial Officer

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